UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission disclosing the Company's acquisition of Masonry Supply Holding Corp., a Delaware Corporation ("Masonry").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Masonry (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Unaudited condensed consolidated financial statements of Masonry Supply Holding Corp. and Subsidiary for the nine months ended September 30, 2010.

(b) PRO-FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidating balance sheets as of September 30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended September 30, 2010.

                   MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                      1-2

   Condensed Consolidated Statement of Operations and Accumulated Deficit      3

   Condensed Consolidated Statement of Cash Flows                              4

   Notes to Condensed Consolidated Financial Statements                      5-6

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS:
  Cash                                                               $   85,930
  Accounts receivable, net of allowance for doubtful accounts
   of $143,000                                                          701,764
  Inventory, net                                                        593,707
  Prepaid expenses and other current assets                              73,595
                                                                     ----------

      Total current assets                                            1,454,996
                                                                     ----------

PROPERTY, PLANT AND EQUIPMENT, net                                    2,025,925
                                                                     ----------

OTHER ASSETS:
  Goodwill                                                               31,000
  Intangible assets, net                                                937,025
                                                                     ----------

      Total other assets                                                968,025
                                                                     ----------

      Total assets                                                   $4,448,946
                                                                     ==========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                  $ 1,714,147
  Accrued expenses and other current liabilities                        180,086
  Loans payable - related party                                       1,098,111
  Capital lease obligations - current portion                           114,058
                                                                    -----------

      Total current liabilities                                       3,106,402
                                                                    -----------
LONG-TERM LIABILITIES:
  Capital lease obligations - net of current portion                    216,794
  Customer deposits                                                      19,737
                                                                    -----------

      Total long-term liabilities                                       236,531
                                                                    -----------

      Total liabilities                                               3,342,933
                                                                    -----------
STOCKHOLDERS' EQUITY:
  Common stock - authorized 1,500 shares $0.001 par value;
   issued and outstanding - 150 shares                                       --
  Additional paid-in capital                                          2,760,947
  Accumulated deficit                                                (1,654,934)
                                                                    -----------

      Total stockholders' equity                                      1,106,013
                                                                    -----------

      Total liabilities and stockholders' equity                    $ 4,448,946
                                                                    ===========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
(UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


NET SALES                                                           $ 5,060,372

COST OF SALES                                                         4,082,246
                                                                    -----------

      Gross profit                                                      978,126

SELLING, GENERAL AND ADMINISTRATIVE                                   2,478,294
                                                                    -----------
Loss from operations                                                 (1,500,168)

INTEREST EXPENSE                                                        154,766
                                                                    -----------

      Net loss                                                       (1,654,934)

ACCUMULATED DEFICIT - beginning                                              --
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(1,654,934)
                                                                    ===========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(1,654,934)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization                                      273,514
     Provision for doubtful accounts                                     10,289
     Changes in other operating assets and liabilities                  552,354
                                                                    -----------

          Net cash used in operations                                  (818,777)
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (121,534)
                                                                    -----------

          Net cash used in investing activities                        (121,534)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from loans payable                                     1,098,111
  Principal payments of capital lease obligations                      (111,406)
                                                                    -----------

          Net cash provided by financing activities                     986,705
                                                                    -----------

Increase in cash                                                         46,394

CASH, beginning of period                                                39,536
                                                                    -----------

CASH, end of period                                                 $    85,930
                                                                    ===========

SUPPLEMENTARY CASH FLOW INFORMATION:

Cash paid during the period for:
  Interest                                                          $   154,766
                                                                    ===========
  Income taxes                                                      $        --
                                                                    ===========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Masonry Supply Holding Corp. ("Masonry") and Imperia Masonry Supply Corp. ("Imperia Masonry") (collectively, the "Company") were each incorporated on June 22, 2009 in the state of Delaware. The Company is a manufacturer specializing in concrete block, lightweight block, and split face block for the construction industry. The Company also supplies a wide array of other masonry and building products and operates a retail home center, which sells hardware, masonry materials and other building supplies to contractors and retail customers. The Company supplies customers throughout the New York metropolitan area.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statement presentation. In the opinion of management, all adjustments for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the years ended December 31, 2009 and 2008.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Masonry and Imperia Masonry. All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed unaudited consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, but are not limited to, useful lives of tangible and intangible assets, depreciation and amortization, and allowances for doubtful accounts and inventory obsolescence. Actual results could differ from these estimates.

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

3. LOAN PAYABLE - RELATED PARTY

The Company has entered into a purchase order financing agreement with a related party which bears interest at 16% per annum. At September 30, 2010 the outstanding balance was approximately $1.1 million and interest expense amounted to approximately $42,000 for the nine months then ended.

4. ACQUISITION

On January 28, 2010, the Company entered into a letter of intent to be acquired by Amincor, Inc. ("Amincor"), a related party. On October 18, 2010, Amincor exercised its right under the letter of intent and acquired all of the issued and outstanding stock of Company.

5. LIQUIDITY

The Company incurred losses and negative cash flows from operations for the nine months ended September 30, 2010. In 2011, managements' intention is to raise sufficient capital to upgrade the plant and equipment, allowing the Company to be more competitive within the industry. In addition, the Company is currently implementing a plan to increase working capital. Although management is confident that they will secure new financing, there are no assurances that they will be successful in their endeavors. However, management believes they have sufficient access to working capital to sustain operations through September 30, 2011.

6. SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through December 23, 2010, the date that the accompanying financial statements were available to be issued. The Company had no additional subsequent events requiring disclosure.

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 combines the consolidating historical balance sheet of Amincor, Inc. and Subsidiary (the "Company" or "Amincor") as of September 30, 2010, and the balance sheets of Masonry Supply Holding Corp. ("Masonry"), as well as three additional Amincor subsidiaries also acquired on October 18, 2010:
Baker's Pride, Inc. ("BPI"), Epic Sports International, Inc. ("Epic"), and Tyree Holdings Corp. ("Tyree"). The pro forma condensed consolidating balance sheets as of September 30, 2010 are presented under the "as if pooling-of-interest method" of accounting, as the entities are under common control, giving effect to the acquisition of BPI, Epic, Masonry, and Tyree, pursuant to the letters of intent to acquire the outstanding stock, on October 18, 2010, as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 2009 combines the historical statement of operations of Amincor, Inc. for the year ended December 31, 2009 and the statements of operations of BPI, Epic, Masonry, Tulare Holdings, Inc. ("Tulare") and Tyree for the year ended December 31, 2009, giving effect to the BPI, Epic, Masonry, Tulare and Tyree acquisitions as if it had occurred on January 1, 2009.

The following unaudited pro forma condensed consolidating statement of operations for the nine months ended September 30, 2010 combines the historical consolidating statement of operations of Amincor, Inc. and Subsidiary for the nine months ended September 30, 2010, and the statements of operations of BPI, Epic, Masonry and Tyree for the nine months ended September 30, 2010, giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidating financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions which will be accounted for as an "as if pooling-of-interest" in accordance with ASC 805-50 for business combinations for entities under common control. Since the Company and BPI, Epic, Masonry, and Tyree each deemed entities under the common control of Amincor, the acquisition will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for Epic, December 31, 2009 for Masonry, and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed consolidating financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information that we believe is reasonable under the circumstances, and is subject to revision. The unaudited pro forma condensed consolidating financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed consolidating financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the BPI, Epic, Masonry, Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------
            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating balance sheets presents the financial position of the Company on September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------
NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the year ended December 31, 2009, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., Tulare Holdings, Inc. and Tyree Holdings Corp. for the year ended December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------
NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the nine months ended September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. for the nine months ended September 30, 2010.

PRO FORMA ADJUSTMENTS

(1) To record, for the nine months ended September 30, 2010, the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President